Exhibit 21.1
Fidelity National Information Services, Inc.
A Georgia corporation
List of Subsidiaries
As of December 31, 2017

Company	Incorporation

11601 Roosevelt Boulevard Realty, LLC	Florida
Advanced Portfolio Technologies Ltd.	Bermuda
Advanced Portfolio Technologies Ltd.	England & Wales
Advanced Portfolio Technologies, Inc.	Delaware
AGES Participacoes Ltda.	Brazil
Aircrown Limited	England & Wales
Aquarius Particpacoes S.A.	Brazil
Armed Forces Financial Network, LLC (50%)	Florida
Automated Securities Clearance LLC	Delaware
Birza Limited	Ireland
C&E Holdings Luxembourg S.a.r.l.	Luxembourg
Card Brazil Holdings, Inc.	Georgia
Card Brazil LLC	Georgia
Central Credit Services Limited	Scotland
Certegy Canada Company	Canada
Certegy Card Services B.V.	Netherlands
Certegy Card Services Limited	England & Wales
Certegy Check Services, Inc.	Delaware
Certegy Dutch Holdings B.V.	Netherlands
Certegy EziPay Ltd.	England & Wales
Certegy France Limited	England & Wales
Certegy SNC	France
Certegy UK Holdings B.V.	Netherlands
Chex Systems Inc.	Minnesota
Clear2Pay (Shenzhen) Co.	China
Clear2Pay Americas, Inc.	Delaware
Clear2Pay APAC Pte. Ltd.	Singapore
Clear2Pay APAC Pty Ltd.	Australia
Clear2Pay Beijing Co.	China
Clear2Pay Belgium NV	Belgium
Clear2Pay China Limited	Hong Kong
Clear2Pay France SAS	France
Clear2Pay Germany GmbH	Germany
Clear2Pay Integri NV	Belgium
Clear2Pay Limited	England & Wales
Clear2Pay Nanjing Co.	China
Clear2Pay Nederland BV	Netherlands
Clear2Pay NV	Belgium

Company	Incorporation

Clear2Pay Polska s.p.z.o.o	Poland
Clear2Pay Scotland Holdings Limited	Scotland
Clear2Pay Scotland Limited	Scotland
Clear2Pay Spain S.l.	Spain
ClearPark N.V.	Belgium
ClearTwoPay Chile SpA	Chile
Complete Payment Recovery Services, Inc.	Georgia
Decalog (1991) Ltd.	Israel
Decalog (UK) Limited	England & Wales
Decalog N.V.	Netherlands
eFunds Corporation	Delaware
eFunds Holdings Limited	England & Wales
eFunds International Limited	England & Wales
eFunds IT Solutions Group, Inc.	Delaware
F.I.S. Systems (Middle East) Limited	United Arab Emirates
FAME Information Services (Asia Pacific) Pte Ltd	Singapore
Fidelity Holding Ltda.	Brazil
Fidelity Information Services (France) SARL	France
Fidelity Information Services (Hong Kong) Limited	Hong Kong
Fidelity Information Services (Iberia), S.L.U.	Spain
Fidelity Information Services (Israel) Ltd.	Israel
Fidelity Information Services (South Africa) (Pty) Ltd.	South Africa
Fidelity Information Services (Thailand) Limited (99.9%)	Thailand
Fidelity Information Services de Mexico, S. de R.L. de C.V.	Mexico
Fidelity Information Services Front Arena AB	Sweden
Fidelity Information Services GmbH	Germany
Fidelity Information Services Holdings B.V.	Netherlands
Fidelity Information Services India Private Limited	India
Fidelity Information Services International Holdings, Inc.	Delaware
Fidelity Information Services Limited	England & Wales
Fidelity Information Services Operations GmbH	Germany
Fidelity Information Services Slovakia s.r.o.	Slovakia (Slovak Republic)
Fidelity Information Services, LLC	Arkansas
Fidelity International Resource Management, Inc.	Delaware
Fidelity National Card Services, Inc.	Florida
Fidelity National Global Card Services, Inc.	Florida
Fidelity National Information Services (Netherlands) B.V.	Netherlands
Fidelity National Information Services C.V.	Netherlands
Fidelity National Information Services, Inc.	Georgia
Fidelity National Participacoes e Servicos de Informatica Ltda.	Brazil
Fidelity National Servicos de Tratamento de Documentos e Informacoes Ltda.	Brazil
Fidelity Participacoes e Servicos Ltda.	Brazil
Fidelity Processadora S.A.	Brazil

Company	Incorporation

Fidelity Servicos e Contact Center S.A.	Brazil
Financial Insurance Marketing Group, Inc.	Washington D.C.
FIRM I, LLC	Delaware
FIRM II, LLC	Delaware
FIS (Benelux) N.V.	Belgium
FIS (Switzerland) SA	Switzerland
FIS (Tunisia) I SARL	Tunisia
FIS (Tunisia) II SARL	Tunisia
FIS Apex (International) Limited	England & Wales
FIS Apex (UK) Limited	England & Wales
FIS Asia Pacific Inc.	Delaware
FIS AsiaPacRim Holdings Ltd.	England & Wales
FIS Australasia Pty Ltd.	Australia
FIS AvantGard LLC	California
FIS Bilgisayar Hizmetleri Ticaret Limited Sirketi	Turkey
FIS Brokerage & Securities Services LLC	Delaware
FIS Business Integration (UK) Limited	England & Wales
FIS Business Integration AG	Switzerland
FIS Business Integration GmbH	Germany
FIS Business Systems LLC	Delaware
FIS Card Processing Services (Chile) S.A.	Chile
FIS Card Services (Thailand) Co., Ltd.	Thailand
FIS Card Services Caribbean, Ltd.	Barbados
FIS Computer Services LLC	Delaware
FIS Consulting Services (Ireland) Limited	Ireland
FIS Consulting Services (UK) Limited	England & Wales
FIS Data Systems Inc.	Delaware
FIS Derivatives Utility Services (Singapore) Pte. Ltd.	Singapore
FIS Derivatives Utility Services (UK) Limited	England & Wales
FIS Derivatives Utility Services LLC	Delaware
FIS DIS Inc.	Delaware
FIS Energy Solutions (Italia) S.r.l.	Italy
FIS Energy Solutions Limited	England & Wales
FIS Energy Systems Inc.	Delaware
FIS eProcess Intelligence LLC	Delaware
FIS Financial Solutions Canada Inc.	Canada
FIS Financial Strategies LLC	Delaware
FIS Financial Systems (France) SAS	France
FIS Financial Systems LLC	Delaware
FIS Foundation, Inc.	Wisconsin
FIS GCS LLC	Delaware
FIS Global Business Solutions India Private Ltd. (99%)	India
FIS Global Execution Services Limited	England & Wales

Company	Incorporation

FIS Global Holdings S.a.r.l	Luxembourg
FIS Global Recovery Services India Private Limited	India
FIS Global Solutions Philippines, Inc.	Philippines
FIS Global Trading (Belgium) N.V.	Belgium
FIS Global Trading (Deutschland) GmbH	Germany
FIS Global Trading (Hong Kong) Limited	Hong Kong
FIS Global Trading (Iberica) S.L. Unipersonal	Spain
FIS Global Trading (Nederland) B.V.	Netherlands
FIS Global Trading (Portugal), Unipessoal Lda	Portugal
FIS Global Trading (Singapore) Pte. Ltd.	Singapore
FIS Global Trading (Suisse) SA	Switzerland
FIS Global Trading (UK) Limited	England & Wales
FIS Healthcare Trustee Limited	England & Wales
FIS Holdings (Cayman Islands) Ltd.	Cayman Islands
FIS Holdings (Germany) GmbH i.L.	Germany
FIS Holdings Limited	England & Wales
FIS Holdings Mauritius	Mauritius
FIS Insurance Services Limited	England & Wales
FIS International Subsidiaries Holdings Inc.	Delaware
FIS Investment Systems (UK) Limited	England & Wales
FIS Investment Systems LLC	Delaware
FIS Investment Ventures LLC	Delaware
FIS Investor Services LLC	Delaware
FIS Italy S.r.l.	Italy
FIS iWORKS LLC	Delaware
FIS iWORKS P&C (US) Inc.	Delaware
FIS Japan KK	Japan
FIS Kingstar Cayman Islands Limited	Cayman Islands
FIS Kiodex LLC	Delaware
FIS Korea Ltd.	Korea, Republic of
FIS Management Services Mexico, S. de R.L. de C.V.	Mexico
FIS Management Services, LLC	Delaware
FIS Pakistan (Private) Limited	Pakistan
FIS Payment Solutions & Services India Private Limited	India
FIS Payments (Ireland) Limited	Ireland
FIS Payments (UK) Limited	England & Wales
FIS Public Sector AG Limited	England & Wales
FIS Reference Data Solutions LLC	Delaware
FIS Risk and Security Services, Inc.	Delaware
FIS Romania SRL	Romania
FIS Securities Finance LLC	Delaware
FIS SG (Italia) S.r.l.	Italy
FIS SG International Holdings LLC	Delaware

Company	Incorporation

FIS SG Systems Philippines Inc.	Philippines
FIS Shareholder Systems LLC	Delaware
FIS Sherwood Systems (Netherlands) B.V.	Netherlands
FIS Sherwood Systems Group Limited	England & Wales
FIS Sherwood Systems Limited	England & Wales
FIS Solutions (India) Private Limited	India
FIS Solutions Software (India) Private Limited	India
FIS Solutions, LLC	Delaware
FIS Systeme GmbH	Germany
FIS Systems (Hong Kong) Limited	Hong Kong
FIS Systems (Luxembourg) S.A.	Luxembourg
FIS Systems (Malaysia) Sdn. Bhd.	Malaysia
FIS Systems (Singapore) Pte. Ltd.	Singapore
FIS Systems Canada Inc.	Ontario Canada
FIS Systems de Colombia S.A.S.	Colombia
FIS Systems International LLC	Delaware
FIS Systems Kenya Limited	Kenya
FIS Systems Limited	England & Wales
FIS Systems NZ Limited	New Zealand
FIS Systems Pty Limited	Australia
FIS Systems South Africa (Pty) Limited	South Africa
FIS Technology (Beijing) Co. Limited	China
FIS Technology Services (New Zealand) Limited	New Zealand
FIS Technology Services (Poland) Sp. z.o.o.	Poland
FIS Technology Services (Tunisia) SARL	Tunisia
FIS Technology Services Singapore Pte. Ltd.	Singapore
FIS Treasury Systems (Europe) Limited	England & Wales
FIS Treasury Systems (UK) Limited	England & Wales
FIS UK Holdings Limited	England & Wales
FIS Vietnam LLC	Vietnam
FIS Wealth Management Services, Inc.	Delaware
FIS Workflow Solutions LLC	Delaware
FIS-SG Holding Corp.	Delaware
FNIS Holding Brasil Ltda.	Brazil
FNIS Istanbul Danismanlik Limited Sirketi	Turkey
FNX India Software Private Limited	India
GL Settle Limited	England & Wales
GL Trade (South Africa) (Proprietary) Limited	South Africa
GL Trade Americas Inc.	New York
GL Trade CMS (Thailand) Limited	Thailand
GL Trade Software DOO	Serbia
GL Trade Solutions CMS (Thailand) Limited	Thailand
Glesia S.r.l.	Italy

Company	Incorporation

i DLX International B.V.	Netherlands
Information Services Luxembourg S.a.r.l.	Luxembourg
Integrity Treasury Solutions Europe Limited	England & Wales
Integrity Treasury Solutions Inc.	Delaware
Integrity Treasury Solutions Limited	England & Wales
Integrity Treasury Solutions Pty Limited	Australia
Level Four Americas LLC	Delaware
Link2Gov Corp.	Tennessee
Metavante Corporation	Wisconsin
Metavante Leasing, LLC	Florida
Metavante Payment Services, LLC	Delaware
Metavante Technologies Limited	England & Wales
mFoundry, Inc.	Delaware
Minorca Corporation NV	Netherlands Antilles
Monis Management Limited	England & Wales
Monis Software Inc.	New York
Monis Software Limited	England & Wales
NYCE Payments Network, LLC	Delaware
Oshap Software Industries Ltd.	Israel
Oshap Technologies Ltd.	Israel
Panther GP 1	Delaware
Panther GP 2	Delaware
Panther Holdco 2, Inc.	Delaware
Panther Holdco, Inc.	North Carolina
Panther Sub LLC	Delaware
Payment Brasil Holdings Ltda.	Brazil
Payment Chile S.A. (99.99%)	Chile
Payment South America Holdings, Inc.	Georgia
PayNet Payments Network, LLC	Delaware
Penley, Inc.	Georgia
Platform Securities Holdings Limited	England & Wales
Platform Securities International Limited	Jersey
Platform Securities International Nominees Limited	Jersey
Platform Securities LLP	England & Wales
Platform Securities Nominees Limited	England & Wales
Platform Securities Services Limited	England & Wales
PREFCO VI, LLC	Connecticut
PT Fidelity Information Services Indonesia	Indonesia
PT. FIS Systems Indonesia	Indonesia
Reech Capital Limited	England & Wales
Reliance Financial Corporation	Georgia
Reliance Integrated Solutions LLC	Delaware
Reliance Trust Company	Georgia

Company	Incorporation

Reliance Trust Company of Delaware	Delaware
Sanchez Computer Associates Pty Limited	Australia
Secondco Limited	England & Wales
Sherwood US Holdings Limited	England & Wales
Solutions Plus Consulting Services Limited	England & Wales
Stratix Technologies Inc.	Ontario, Canada
SunGard Ambit (Australia) Pty Ltd	Australia
SunGard Ambit Holdings Pty Ltd	Australia
SunGard Data Systems Beijing Co. Ltd.	China
SunGard Global Services (Tunisia) III	Tunisia
SunGard Global Trading (Australia) Pty. Ltd.	Australia
SunGard India Sales Private Limited	India
SunGard Kingstar Data System (China) Co., Ltd.	China
SunGard Pensions Limited	England & Wales
TP Technologies N.V.	Belgium
Transax Limited	England & Wales
Trax N.V.	Belgium
Valuelink Information Services Limited	England & Wales
Valutec Card Solutions, LLC	Delaware
WildCard Systems, Inc.	Florida